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EXHIBIT 99.2






              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
                              AT SEPTEMBER 30, 2003



                                                                     Historical                      Pro Forma
                                                             --------------------------    ------------------------------
                                                                            Roadway (at
                                                                           September 13,
                                                                Yellow          2003)      Adjustments          Combined
                                                             -----------   -------------   -----------        -----------
                                                                                  (in thousands)
ASSETS
      Current assets:
            Cash and cash equivalents                        $   226,514    $   132,894    $  (494,146)(1)    $     8,823
                                                                                               150,000 (2)
                                                                                               175,000 (3)
                                                                                                21,500 (4)
                                                                                              (100,000)(5)
                                                                                               (54,462)(6)
                                                                                                (2,250)(6)
                                                                                               (30,365)(7)
                                                                                               (15,862)(8)
            Accounts receivable, net                             372,761        241,975         25,000 (9)        739,736
                                                                                               100,000 (5)
            Prepaid expenses and other                            30,856         48,125        (27,704)(10)        51,277
                                                             -----------    -----------    -----------        -----------
      Total current assets                                       630,131        422,994       (253,289)           799,836
                                                             -----------    -----------    -----------        -----------
      Property and equipment, at cost                          1,717,322      1,509,280        333,000 (11)     2,541,666
                                                                                            (1,017,936)(12)
            Less: accumulated depreciation                    (1,137,938)    (1,017,936)     1,017,936 (12)    (1,137,938)
                                                             -----------    -----------    -----------        -----------
      Net property and equipment                                 579,384        491,344        333,000          1,403,728
                                                             -----------    -----------    -----------        -----------
      Goodwill                                                    20,603        285,874        587,020 (1)        607,623
                                                                                              (285,874)(13)
      Deferred income taxes                                           --         37,015        (37,015)(10)            --
      Other assets                                                45,105         46,186        461,300 (1)        559,863
                                                                                                28,292 (6)
                                                                                                (4,890)(6)
                                                                                                (7,430)(7)
                                                                                                (8,700)(14)
                                                             -----------    -----------    -----------        -----------
      TOTAL ASSETS                                           $ 1,275,223    $ 1,283,413    $   812,414        $ 3,371,050
                                                             ===========    ===========    ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
      Current liabilities:
            Accounts payable                                 $    96,753    $   187,924    $   (73,409)(15)   $   211,268
            Wages, vacations, and employees' benefits            166,448        125,863                           292,311
            Other current and accrued liabilities                127,723         52,510        (27,704)(10)       231,280
                                                                                                (3,379)(10)
                                                                                                73,409 (15)
                                                                                                (2,250)(6)
                                                                                                 9,107 (16)
                                                                                                 1,864 (17)
            ABS borrowings                                        50,000             --         21,500 (4)         71,500
            Current maturities of long-term debt                   5,008          6,441         (6,441)(7)          5,008
                                                             -----------    -----------    -----------        -----------
      Total current liabilities                                  445,932        372,738         (7,303)           811,367
                                                             -----------    -----------    -----------        -----------
      Long-term liabilities:
            Long-term debt, less current portion                 263,963        248,924        150,000 (2)        838,128
                                                                                               175,000 (3)
                                                                                               (23,924)(7)
                                                                                                24,165 (18)
            Claims and other liabilities                          76,200         61,191         59,961 (16)       197,352
            Accrued pension and postretirement health care        58,308        146,582         82,933 (19)       287,823
            Deferred income taxes                                 27,285         10,393        211,301 (10)       248,979
                                                             -----------    -----------    -----------        -----------
      Total long-term liabilities                                425,756        467,090        679,436          1,572,282
                                                             -----------    -----------    -----------        -----------
      Total shareholders' equity                                 403,535        443,585        585,310 (1)        987,401
                                                                                              (443,585)(20)
                                                                                                (1,444)(21)
                                                             -----------    -----------    -----------        -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 1,275,223    $ 1,283,413    $   812,414        $ 3,371,050
                                                             ===========    ===========    ===========        ===========

              UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                    Historical                     Pro Forma
                                                            --------------------------    ------------------------------
                                                               Yellow        Roadway      Adjustments         Combined
                                                            -----------    -----------    -----------        -----------
                                                                        (in thousands, except per share data)
Revenue                                                     $ 2,624,148    $ 3,010,776    $     3,000 (9)    $ 5,637,924
                                                            -----------    -----------    -----------        -----------
Operating expenses:
   Salaries, wages and employees' benefits                    1,717,382      1,934,482          2,331 (25)     3,654,195
   Operating expenses and supplies                              385,522        479,415         (2,154)(15)       862,783
   Operating taxes and licenses                                  75,737         76,662                           152,399
   Claims and insurance                                          57,197         63,621            777 (25)       121,595
   Depreciation and amortization                                 79,334         75,786          2,154 (15)       170,584
                                                                                                  510 (22)
                                                                                               12,800 (23)
   Purchased transportation                                     253,677        289,612                           543,289
   (Gains) losses on property disposals, net                        425           (650)                             (225)
   Spin-off and reorganization charges                            8,010             --                             8,010
                                                            -----------    -----------    -----------        -----------
        Total operating expenses                              2,577,284      2,918,928         16,418          5,512,630
                                                            -----------    -----------    -----------        -----------
Operating income                                                 46,864         91,848        (13,418)           125,294
                                                            -----------    -----------    -----------        -----------

   Interest expense                                               7,211         23,268          3,249 (15)        52,437
                                                                                               18,709 (25)
   ABS facility charges                                           2,576          3,688         (6,264)(25)            --
   Other, net                                                      (509)         2,855         (3,249)(15)          (903)
                                                            -----------    -----------    -----------        -----------
        Nonoperating expenses, net                                9,278         29,811         12,445             51,534
                                                            -----------    -----------    -----------        -----------
Income from continuing operations before
   income taxes                                                  37,586         62,037        (25,863)            73,760
Income tax provision                                             13,613         26,895        (10,345)(26)        30,163
                                                            -----------    -----------    -----------        -----------
Income from continuing operations                           $    23,973    $    35,142    $   (15,518)       $    43,597
                                                            ===========    ===========    ===========        ===========
Earnings per share from continuing operations:
   Basic                                                    $      0.86    $      1.90                       $      0.95
   Diluted                                                         0.84           1.85                              0.94

Average common shares outstanding:
   Basic                                                         28,004         18,507                            46,042
   Diluted                                                       28,371         18,999                            46,409

         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003



                                                              Historical                            Pro Forma
                                                      -----------------------------    ----------------------------------
                                                                    Roadway (for the
                                                                     three quarters
                                                                    ended September
                                                          Yellow        13, 2003)       Adjustments            Combined
                                                      -------------   -------------    -------------        -------------
                                                                     (in thousands, except per share data)
Revenue                                               $   2,165,251   $   2,247,192    $       6,900 (9)    $   4,419,343
                                                      -------------   -------------    -------------        -------------
Operating expenses:
   Salaries, wages and employees' benefits                1,386,061       1,420,832            2,284 (25)       2,810,191
                                                                                               1,014 (15)
   Operating expenses and supplies                          320,341         382,846             (453)(15)         702,734
   Operating taxes and licenses                              59,510          57,069                               116,579
   Claims and insurance                                      39,972          44,774              780 (25)          85,864
                                                                                                 338 (15)
   Depreciation and amortization                             62,206          50,827              453 (15)         123,446
                                                                                                 360 (22)
                                                                                               9,600 (23)
   Purchased transportation                                 213,971         227,755                               441,726
   (Gains) losses on property disposals, net                    422          (4,227)                               (3,805)
   Acquisition, spin-off and reorganization charges             864          24,337          (24,337)(24)             864
                                                      -------------   -------------    -------------        -------------
        Total operating expenses                          2,083,347       2,204,213           (9,961)           4,277,599
                                                      -------------   -------------    -------------        -------------

Operating income                                             81,904          42,979           16,861              141,744
                                                      -------------   -------------    -------------        -------------

   Interest expense                                          11,796          14,616            1,822 (15)          42,690
                                                                                              14,456 (25)
   ABS facility charges                                          --           2,539           (2,539)(25)              --
   Other, net                                                 1,978           1,962           (3,174)(15)             766
                                                      -------------   -------------    -------------        -------------
        Nonoperating expenses, net                           13,774          19,117           10,565               43,456
                                                      -------------   -------------    -------------        -------------

Income from continuing operations before
   income taxes                                              68,130          23,862            6,296               98,288
Income tax provision                                         26,775          12,790            2,518(26)           42,083
                                                      -------------   -------------    -------------        -------------
Income from continuing operations                     $      41,355   $      11,072    $       3,778        $      56,205
                                                      =============   =============    =============        =============

Earnings per share from continuing operations:
   Basic                                              $        1.40   $        0.58                         $        1.18
   Diluted                                                     1.39            0.58                                  1.17

Average common shares outstanding:
   Basic                                                     29,578          19,018                                47,616
   Diluted                                                   29,832          19,038                                47,870

                 NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA

                              FINANCIAL STATEMENTS


(1) These pro forma adjustments reflect the valuations of Roadway's tangible and intangible assets and liabilities as well as conforming accounting policies recorded as of December 11, 2003 in conjunction with the acquisition. The allocation of the purchase price is preliminary and subject to adjustment, however, we do not expect material changes. These unaudited condensed combined pro forma financial statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been consummated at the dates indicated, nor necessarily indicative of future operating results.

         The purchase price for the Roadway acquisition was calculated as follows (in thousands, except per share data):

         Merger consideration of approximately $1,079.5 million, or $48 per Roadway share (based on an exchange ratio of 1.752 and an average price per share of $31.51 for Yellow common stock, in a half cash, half stock transaction).

Cash                                                                                                     $       494,146
Common stock (18.0 million Yellow shares)                                                                        585,310
                                                                                                         ---------------
Total merger consideration                                                                                     1,079,456
Acquisition costs                                                                                                 17,765
                                                                                                         ---------------
Total purchase price                                                                                           1,097,221
Net tangible assets acquired at fair value                                                                        48,901*
                                                                                                         ---------------
Costs in excess of net tangible assets of the acquired company                                                 1,048,320**
Fair value of identifiable intangible assets                                                                     461,300
                                                                                                         ---------------
Goodwill                                                                                                 $       587,020
                                                                                                         ===============

----------
* Net tangible assets acquired at fair value is comprised of the following (in thousands):


      Roadway historical net tangible assets at September 13, 2003                                             $    157,711
      Purchase accounting adjustments, as described in the following notes:
           Merger-related expenses incurred by Roadway                                              (11,045)
           Change of control costs for key Roadway executives                                       (15,862)
           Planned severance for Roadway employees                                                   (1,864)
           Write-off of certain deferred financing costs                                             (7,430)
           Conform revenue recognition policy                                                        25,000
           Adjust property and equipment to fair value                                              333,000
           Adjust certain investments and notes receivable to fair value                             (8,700)
           Adjust senior notes to fair value                                                        (24,165)
           Conform workers' compensation and property damage policies                               (69,068)
           Adjustment to pension and postretirement health care liabilities                         (82,933)
           Current and deferred income taxes associated with purchase accounting adjustments       (245,743)
                                                                                               ------------
                  Total purchase accounting adjustments                                                            (108,810)
                                                                                                               ------------
      Net tangible assets acquired at fair value                                                               $     48,901
                                                                                                               ============


     ** Allocation of the purchase price among the tangible and intangible assets is preliminary and subject to change. Any such change may also impact results of operations.

(2) Reflects gross proceeds of our offering of 3.375% contingent convertible senior notes due 2023.

(3) Reflects gross proceeds of $175.0 million of secured term loan borrowings related to the acquisition.

(4)  Reflects additional borrowings under Yellow's asset backed securitization
     (ABS) facility.

(5) Reflects the elimination of Roadway's ABS facility. As Roadway's ABS facility received sales treatment for financial reporting purposes and was therefore not reflected on its balance sheets, elimination of that facility effectively brought accounts receivable back onto the balance sheet.

(6) Represents costs associated with completing the acquisition of Roadway, our offering of 3.375% contingent convertible senior notes due 2023, our offering of 5.0% contingent convertible senior notes due 2023 and other bank financing transactions related to the Roadway acquisition, as follows (in thousands):

                                                                                          COSTS
                                                                                      INCURRED AS OF
                                                                                      SEPTEMBER 30,
                                                                                           2003              ESTIMATED
                                                                      ESTIMATED        (SEPTEMBER 13,        REMAINING
                                                                        TOTAL             2003 FOR            COSTS TO
                                                                        COSTS             ROADWAY)          BE INCURRED
                                                                   --------------     ------------        ----------------
Direct transaction costs, including investment banking, legal, accounting and other fees:
       Yellow                                                      $       11,560     $      4,890        $          6,670
       Roadway                                                             13,115            2,070                  11,045
Deferred debt issuance costs                                               36,372            8,080                  28,292
Bridge financing costs                                                      4,500            2,250**                 2,250
Debt prepayment penalties                                                   2,300            2,300                      --
Director, officer and fiduciary insurance premium costs                     6,205*              --                   6,205
                                                                   --------------     ------------        ----------------
              Total                                                $       74,052     $     19,590        $         54,462
                                                                   ==============     ============        ================

----------

     * This item represents the cost to provide director, officer and fiduciary liability insurance coverage for Roadway directors, officers and employees for periods prior to the date of the acquisition. In accordance with the merger agreement, this coverage will be provided for six years after the effective date of the acquisition.

     **   As of September 30, 2003, this amount had been accrued but not paid.

(7) Reflects the payoff of certain existing indebtedness in conjunction with the bank financing transactions and the write-off of deferred financing costs.

(8)  Represents change of control payments for key Roadway executives.

(9) Represents the adjustment necessary to conform Roadway's revenue recognition policy to the policy used by Yellow.

(10) Represents the impact on currently payable and deferred income taxes of the pro forma adjustments presented.

(11) Represents the net adjustment to Roadway's property and equipment to their estimated fair values.

(12) Represents the elimination of Roadway's historical accumulated depreciation.

(13) Represents the elimination of the historical goodwill of Roadway.

(14) Represents the write down of certain Roadway investments and notes receivable to their estimated fair values.

(15) Reflects certain balance sheet and statement of operations reclassifications made to conform Roadway's presentation to the presentation used by Yellow.

(16) Represents the adjustment necessary to conform Roadway's workers' compensation and property damage accrual policies to the policies used by Yellow.

(17) Represents the accrual for planned severance for Roadway employees.

(18) Represents an increase in the fair value of Roadway's senior notes based on current market prices.

(19) Represents the adjustment necessary to eliminate previously unrecognized gains or losses, prior service cost, and transition assets or obligations related to Roadway's defined benefit pension and postretirement health care benefit plans for employees not covered by collective bargaining agreements.

(20) Represents the elimination of Roadway's historical shareholders' equity balances.

(21) Represents the after-tax impact of bridge financing costs associated with completing the bank financing transactions.

(22) Adjustment to record additional depreciation expense on the new basis of Roadway's property and equipment.

(23) Adjustment to record amortization expense on identifiable intangible assets.

(24) Adjustment to eliminate the expense related to the vesting of restricted stock awards, other compensation and transaction fees associated with the acquisition of Roadway by Yellow that were recognized on Roadway's historical Statement of Consolidated Income for the thirty-six weeks ended September 13, 2003.

(25) Adjustment to record additional interest expense, letter of credit fees and amortization of deferred financing costs on borrowings related to our offering of 3.375% contingent convertible senior notes due 2023, our offering of 5.0% contingent convertible senior notes due 2023 and other bank financing transactions related to the acquisition. The estimated weighted average annual interest rate of the completed and contemplated debt structure is 5.5%. A 1/8th% change in the variable interest rates associated with these borrowings would have a $0.3 million effect on annual interest expense. A $10.0 million change in the amount of borrowings necessary to finance the acquisition would have a $0.4 million effect on annual interest expense.

(26) Adjustment to record the income tax impact of the pro forma adjustments at an effective income tax rate of 40.0%.